UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 5, 2015
Date of Report (Date of earliest event reported)

ALTRA INDUSTRIAL MOTION CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On August 5, 2015, Altra Industrial Motion Corp. (“the Company”) updated its investor presentation. This investor presentation is located on the Company’s website at www.altramotion.com in the "Events and Presentations" section under “Investor Relations.” The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Investor Presentation

EXHIBIT INDEX

99.1	Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: August 5, 2015